SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2001
                                                          --------------



                              GERALD STEVENS, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



   Florida                            0-05531                  65-0971499
----------------                  ----------------           ---------------
(State or other                   (Commission File           (IRS Employer
 jurisdiction of                   Number)                   Identification No.)
 incorporation)



                1800 Eller Drive, Fort Lauderdale, Florida 33316
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code: 954/627-1000

Item 3.  Bankruptcy or Receivership.
         ---------------------------

         On April 23, 2001, Gerald Stevens, Inc. announced that it will file voluntary petitions for itself and certain of its subsidiaries (the "Debtors") under Chapter 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court in Miami, Florida (the "Chapter 11 Cases").

         The Chapter 11 Cases have been assigned to Judge Mark and designated as Case Nos. 01-13984-BKC-RAM through 01-14039-BKC-RAM. Gerald Stevens has requested that the Chapter 11 Cases be consolidated for procedural purposes only and be administered jointly. Each of the Debtors continues to operate its business and manage its property as debtor-in-possession pursuant to section 1107 and 1108 of the Bankruptcy Code.

         Our press release concerning the Chapter 11 Cases, dated April 23, 2001, is included as an exhibit to this Report and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

         Exhibit No.                        Description
         -----------                        -----------

           99.1                             Press Release dated April 23, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, thereunto duly authorized.

                                                  GERALD STEVENS, INC.
                                           ---------------------------------
                                                   (Registrant)



                                           By       /s/ WAYNE MOOR
                                              --------------------
                                                    Wayne Moor
                                                    Senior Vice President and
                                                      Chief Financial Officer
Dated: April 25, 2001

                              GERALD STEVENS, INC.

                           Current Report on Form 8-K


                                  Exhibit Index
                                  -------------


Exhibit No.               Description
-----------               -----------


99.1                      Press Release dated April 23, 2001